John Hancock California Tax-Free Income Fund (the “Fund”)

Supplement dated May 29, 2009 to the current Statement of Additional Information

At an adjournment of a special meeting on May 5, 2009, the shareholders approved a proposal to revise the Rule 12b-1 distribution and service plans for various classes.

DISTRIBUTION CONTRACTS

The following replaces the discussion of the Fund’s Rule 12b-1 Distribution Plans.

The Board has adopted distribution plans with respect to Class A, Class B and Class C shares of the Fund (the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plans, the Fund pays distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares, of the Fund’s average daily net assets attributable to shares of that class. In no case will the service fee will exceed 0.25% of the Fund’s average daily net assets attributable to each class of shares.

There are two types of Distribution Plans: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a Fund, a compensation plan provides for direct payment of distribution and shareholder service fees to the Distributor.

Under a reimbursement plan, distribution fees are used to reimburse the Distributor for its distribution expenses. Under a reimbursement plan, if the aggregate payments received by the Distributor for a particular class of shares of the Fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the Distributor will reimburse the Fund for the amount of the excess. If, however, the expenditures made by the Distributor on the Fund’s behalf during any fiscal year exceed the payments received under a class’ reimbursement plan, the Distributor is entitled to carry over such unreimbursed expenses with interest to be paid in subsequent fiscal years from available 12b-1 amounts. (Unreimbursed expenses for Class A shares are not carried over.) The Fund does not treat unreimbursed expenses under the Class B or Class C Plans as a liability of the Funds, because the Trustees can terminate any of these Plans at any time with no additional liability to the shareholders or the Funds for these expenses.

On May 5, 2009, the Fund’s Class B and Class C shareholders approved proposals to change the 12b-1 Plans from “reimbursement” to “compensation” plans. While the amendments did not change the maximum amount that may be paid under these 12b-1 Plans to the Distributor in connection with the distribution of shares of the Fund, the Distributor is no longer obligated to reimburse the Fund to the extent that such payments exceed distribution-related expenses incurred by the Distributor with respect to the Fund for a particular fiscal year. Under the compensation 12b-1 Plans, the Distributor will retain the entire amount of the payments made to it, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year. Class A shares of the Fund continue to operate under a reimbursement Rule 12b-1 Plan.

Under the 12b-1 Plans, the Fund makes payments to the Distributor from assets attributable to particular share classes to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the holders of these share classes. Such services may include the following:

· formulation and implementation of marketing and promotional activities;

· preparation, printing and distribution of sales literature;

· preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;

· obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

· making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

· providing training, marketing and support with respect to the sale of shares.

The Distributor may remit on a continuous basis all of the payments it receives to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

The Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts. At least quarterly, the Distributor provides to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

Continuance of the 12b-1 Plans must be approved by the Board, including a majority of the Independent Trustees, annually. The 12b-1 Plans may be amended by a vote of the Board, including a majority of the Independent Trustees, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. Agreements entered into pursuant to the 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of the affected class.